UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2014

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” or “our” refer to Select Income REIT and, unless the context indicates otherwise, its consolidated subsidiaries.

Item 1.01.             Entry into a Material Definitive Agreement.

As a consequence of the recent consent solicitation to remove, without cause, all of the trustees of CommonWealth REIT, or CWH, Reit Management & Research LLC, or RMR, anticipates that its management agreements with CWH will be terminated and that termination is expected to result in certain workforce reductions and other changes at RMR. The timing of the termination of RMR’s management agreements with CWH has not been determined.  Nonetheless, in anticipation of such a termination and the potential effects on RMR employees and RMR’s provision of management services, RMR, our Compensation Committee and the compensation committees of the other real estate investment trusts, or REITs, to which RMR provides management services considered amendments to the RMR management agreements to facilitate employee retention and the continued provision of management services to us and to these other REITs, and to require that RMR provide management transition services in appropriate circumstances. Our Compensation Committee and the compensation committees of these other REITs managed by RMR engaged an independent consultant to advise them on these matters and negotiated the following amendments to our business and property management agreements with RMR.

On May 9, 2014, we and RMR entered into amendments to our business management agreement and property management agreement.  The current terms of the agreements end on December 31, 2014, and automatically renew for successive one year terms unless notice of non-renewal is given by us or RMR before the end of the then current term. We have the right to terminate the agreements upon 60 days’ written notice, subject to approval by a majority vote of our Independent Trustees.  As amended, RMR may terminate the agreements upon 120 days’ written notice.  Prior to the amendments, RMR could terminate the agreements upon 60 days’ written notice and could also terminate the property management agreement upon five business days’ notice if we underwent a change of control.

As amended, if we terminate or elect not to renew the business management agreement other than for cause, as defined, we are obligated to pay RMR a termination fee equal to 2.75 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.  In addition, as amended, if we terminate or elect not to renew the property management agreement other than for cause, as defined, within 12 months prior to or following our giving notice of termination or non-renewal of the business management agreement other than for cause, we are obligated to pay RMR a termination fee equal to 12 times the average monthly property management fee for the six months prior to the effective date of the nonrenewal or termination.  The amendments provide for certain proportional adjustments to the termination fees if we merge with another real estate investment trust to which RMR is providing management services or if we spin-off a subsidiary of ours to which we contributed properties and to which RMR is providing management services both at the time of the spin-off and on the date of the expiration or termination of the agreement.

As amended, RMR agrees to provide certain transition services to us for 120 days following an applicable termination by us or notice of termination by RMR, including cooperating with us and using commercially reasonable efforts to facilitate the orderly transfer of the management and real estate investment services provided under the business management agreement and to facilitate the orderly transfer of management of the managed properties, as applicable.

The amendments to the business and property management agreements described above were negotiated, reviewed, approved and adopted by our Compensation Committee, which is comprised solely of Independent Trustees.  The foregoing descriptions of provisions of these agreements and the amendments are not complete and are subject to and qualified in their entireties by reference to the business management agreement, a copy of which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on December 26, 2013, the first amendment to the business management agreement, a copy of which is attached as Exhibit 10.1 hereto, the property management agreement, a copy of which is filed as Exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on March 12, 2012, the first amendment to the property management agreement, a copy of which is filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on December 17, 2012 and the second amendment to the property management agreement, a copy of which is attached as Exhibit 10.2 hereto, each of which is incorporated herein by reference.

Item 8.01              Other Events.

As previously reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, or our Quarterly Report, on March 25, 2014, as a result of the removal, without cause, of all of the trustees of CWH, CWH underwent a change in control, as defined in the shareholders agreement among us, CWH, the other shareholders of Affiliates Insurance Company, or AIC, an Indiana insurance company, and AIC. As a result of that change in control and in accordance with the terms of the shareholders agreement, we and the other non-CWH shareholders exercised our rights to purchase shares of AIC that CWH then owned.  Pursuant to that exercise, on May 9, 2014, we and those other shareholders purchased pro rata the AIC shares CWH owned.  In accordance with that exercise, we purchased 2,857 AIC shares from CWH for $825,093.  Following these purchases, we and the other remaining six shareholders (our manager, RMR, and five other companies to which RMR provides management services) each own approximately 14.3% of AIC.  We and the other shareholders of AIC have purchased property insurance coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts.

Information Regarding Certain Relationships and Related Transactions

One of our Managing Trustees, Mr. Barry Portnoy, is chairman, majority owner and an employee of RMR. Our other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, president, chief executive officer and a director of RMR. Each of our executive officers is also an officer of RMR. Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of a majority of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of those companies, and Mr. John Popeo, our Treasurer and Chief Financial Officer, also serves as the treasurer and chief financial officer of CWH.

For further information about our relationships and transactions with RMR, including the business management agreement and property management agreement, and the other entities to which RMR provides management services, with AIC and other relationships we have with certain of the other shareholders of AIC and other related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2013, or the Annual Report, our definitive Proxy Statement for our 2014 Annual Meeting of Shareholders, or the Proxy Statement, our Quarterly Report and our other filings with the SEC, including Note 9 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in the Proxy Statement, Note 8 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships. Our filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

10.1	First Amendment to Amended and Restated Business Management Agreement, dated as of May 9, 2014, between Select Income REIT and Reit Management & Research LLC.

10.2	Second Amendment to Amended and Restated Property Management Agreement, dated as of May 9, 2014, between Select Income REIT and Reit Management & Research LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  May 12, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Amended and Restated Business Management Agreement, dated as of May 9, 2014, between Select Income REIT and Reit Management & Research LLC.

10.2	Second Amendment to Amended and Restated Property Management Agreement, dated as of May 9, 2014, between Select Income REIT and Reit Management & Research LLC.